Supplement dated July 13, 2026 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This supplement contains information about changes to your annuity contract (“Contract”) issued by Everlake Life Insurance Company. Your Contract may not be affected by all of the changes below.

References to MVA Account Prospectus
Except as noted below, all references to the “separate MVA Account prospectus” are replaced with reference to the “MVA Account Option Charges and Adjustments” subsection in the “Charges and Deductions” section.

In the “Purchases and Contract Value” section under the “Contract Value” subsection, the phrase “described in the separate MVA Account prospectus” at the end of the second paragraph is deleted.

In the Glossary of Terms, under the Market Value Adjustment definition, the last sentence has been restated as follows: “For more information please see the “MVA Account Option Charges and Adjustments” subsection in the “Charges and Deductions” section.

Investment Option Updates
This Supplement is to inform you that there are changes that will impact variable investment options that may be available in your Contract. You may not have funds invested in the Portfolios being referenced below, but you are receiving this Supplement because the Portfolios may be available in your Contract. Please check “Appendix A – Investment Options Available Under the Contract” in your annuity Prospectus (“Prospectus”) to determine which of the following changes affect the Contract that you own.

I. Portfolio Merger:
Effective on or about June 26, 2026, Putnam VT Sustainable Future Fund was closed to new accounts. Effective on or about August 10, 2026, Putnam VT Sustainable Future Fund will not accept any additional purchases.

Effective on or about August 17, 2026 (the “Merger Effective Date”), the following Target Portfolio will be merged into the following Acquiring Portfolio. Upon completion of the merger, all references to the Target Portfolio in the Prospectus will be deleted and replaced with the corresponding Acquiring Portfolio.
Target Portfolio	Acquiring Portfolio
Putnam VT Sustainable Future Fund – Class IB	Putnam VT U.S. Research Fund – Class IB

What will happen to any funds you may have in the Target Portfolio
On the Merger Effective Date, the Target Portfolio will no longer be available under your Contract, and any Contract Value allocated to the Variable Option investing in the Target Portfolio will be transferred to the Variable Option investing in the corresponding Acquiring Portfolio, as noted above. Your Contract Value in the units of the Variable Option investing in the Acquiring Portfolio will be equal to your Contract Value of the units of the Variable Option invested in the Target Portfolio immediately prior to the merger.

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Voluntary Transfers
Please note that you may transfer Contract Value out of the Target Portfolio into an investment option available under your Contract prior to the Merger Effective Date. There will be no charge for the transfer and it will not count as one of your annual free transfers under your Contract. Also, for a period of 60 days after the Merger Effective Date, any Contract Value that was transferred to the Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Contract at no charge and will not count as one of your annual free transfers. However, any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about transfer limitations.

After the Effective Date
After the Merger Effective Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

II. Putnam VT Sustainable Leaders Fund – Portfolio Name Change:
Subject to shareholder approval, effective on or about October 5, 2026, all references to Putnam VT Sustainable Leaders Fund will be changed as follows:
Current Portfolio Name	New Portfolio Name
Putnam VT Sustainable Leaders Fund – Class IB	Putnam VT Focused U.S. Research Fund – Class IB

III. Portfolio Fee Changes:
Effective immediately, the Current Expenses listed in the table in “Appendix A – Investment Options Available Under the Contract” are restated for the following Portfolios as shown below. The Fund Type, Advisor/Subadvisors, and Average Annual Total Returns appearing in Appendix A for the Portfolios are not changed.
Portfolio Company	Current Expenses
Lord Abbett Series Fund, Inc. – Bond Debenture Portfolio	1.05%
Putnam VT Diversified Income Fund – Class IB	1.05%
Putnam VT Large Cap Growth Fund – Class IB	0.87%

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Dates.

If you have any questions or would like another copy of the current Contract or Portfolio Prospectuses, please call us at 1-800-457-7617.

Please keep this supplement together with your prospectus for future reference.
No other action is required of you

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